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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


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                                   FORM 8-K/A


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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 1998


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                              BANCWEST CORPORATION
             (Exact name of registrant as specified in its charter)


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        DELAWARE                      0-7949                    99-0156159
(State of incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


        999 BISHOP STREET                                          96813
         HONOLULU, HAWAII                                        (Zip Code)
(Address of Principal Executive Offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (808) 525-7000

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               This Current Report on Form 8-K/A amends and supplements the
Current Report on Form 8-K filed on November 5, 1998.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

               The merger (the "Merger") of BancWest Corporation ("Old BancWest"), a California corporation and a subsidiary of Banque Nationale de Paris, a limited liability banking corporation organized under the laws of the Republic of France ("BNP"), into First Hawaiian, Inc. (now known as BancWest Corporation), a Delaware corporation (the "Company"), became effective on November 1, 1998. As a result of the Merger, the outstanding shares of common stock of Old BancWest were canceled and converted into 25.8 million shares of a newly-created class of the Company's common stock, designated as "Class A Common Stock", which constitute 45% of the aggregate outstanding voting power of the Company. The Class A Common Stock (which generally may be owned only by BNP and its affiliates) has the same rights and privileges generally as the Company's existing common stock, except that the Class A stockholders will be able to elect a number of directors proportionate to their equity interest in the Company. In connection with the Merger, the Company and BNP entered into related agreements, including a Standstill and Governance Agreement dated as of November 1, 1998 (the "Standstill Agreement"), a copy of which is attached to the Current Report on Form 8-K filed on November 5, 1998 as Exhibit 4(i) and is incorporated herein by reference, and a Registration Rights Agreement dated as of November 1, 1998, a copy of which is attached to the Current Report on Form 8-K filed on November 5, 1998 as Exhibit 4(ii) and is incorporated herein by reference.

               The Company effected various amendments to its certificate of incorporation (the "Certificate of Incorporation") and by-laws (the "By-Laws") in order to create the Class A Common Stock and a related class of directors and to provide for various governance and other matters contemplated by the Standstill Agreement and related arrangements between the parties. A copy each of the Certificate of Incorporation and the By-Laws are attached to the Current Report on Form 8-K filed on November 5, 1998 as Exhibits 3(i) and 3(ii), respectively and are incorporated herein by reference.

               In connection with the Merger, the Company changed its name from First Hawaiian, Inc. to BancWest Corporation to reflect its new regional scope, pursuant to the approval of its stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  Financial Statements of Business Acquired.

               Audited consolidated balance sheets as of December 31, 1997 and December 31, 1996 and audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1997, December 31, 1996 and December 31, 1995 of Old BancWest and Subsidiary are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

               Unaudited consolidated balance sheet as of September 30, 1998 and unaudited consolidated statements of income and cash flows for the nine-month interim periods ended September 30, 1998 and September 30, 1997 of Old BancWest and Subsidiary are filed as
               Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.


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               (b)  Pro Forma Financial Information.

               Unaudited pro forma combined balance sheet as of September 30, 1998 and unaudited pro forma combined statements of income for the nine-month interim period ended September 30, 1998 and for the year ended December 31, 1997 of BancWest Corporation (formerly First Hawaiian, Inc.) and Subsidiaries are filed as
               Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

               (c)  Exhibits.

               3(i)   Certificate of Incorporation of BancWest Corporation
                      (formerly First Hawaiian, Inc.) is incorporated by reference to Exhibit 3(i) to the Current Report on Form
                      8-K filed on November 5, 1998, as filed with the Securities and Exchange Commission ("SEC") (File No.
                      0-7949).

               3(ii)  Amended and Restated By-Laws of BancWest Corporation
                      (formerly First Hawaiian, Inc.) is incorporated by reference to Exhibit 3(ii) to the Current Report on Form
                      8-K filed on November 5, 1998, as filed with the SEC (File
                      No. 0-7949).

               4(i)   Standstill and Governance Agreement between First
                      Hawaiian, Inc. and Banque Nationale de Paris, dated as of November 1, 1998, is incorporated by reference to Exhibit
                      4(i) to the Current Report on Form 8-K filed on November
                      5, 1998, as filed with the SEC (File No. 0-7949).

               4(ii)  Registration Rights Agreement between First Hawaiian, Inc.
                      and Banque Nationale de Paris, dated as of November 1, 1998, is incorporated by reference to Exhibit 4(ii) to the Current Report on Form 8-K filed on November 5, 1998, as filed with the SEC (File No. 0-7949).

               23.1   Consent of independent accountants -- Pricewaterhouse
                      Coopers LLP.

               23.2   Consent of independent accountants -- Deloitte & Touche
                      LLP.

               99.1 Audited consolidated balance sheets as of December 31, 1997 and December 31, 1996 and audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1997, December 31, 1996 and December 31, 1995 of Old BancWest and Subsidiary.

               99.2 Unaudited consolidated balance sheet as of September 30, 1998 and unaudited consolidated statements of income and cash flows for the nine-month interim periods ended
                      September 30, 1998 and September 30, 1997 of Old BancWest and Subsidiary.


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
               99.3   Unaudited pro forma combined balance sheet as of September
                      30, 1998 and unaudited pro forma combined statements of
                      income for the nine-month interim period ended September
                      30, 1998 and for the year ended December 31, 1997 of
                      BancWest Corporation (formerly First Hawaiian, Inc.) and
                      Subsidiaries.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BANCWEST CORPORATION



Dated:  December 30, 1998         By: /s/ HOWARD H. KARR
                                     ----------------------------------------
                                  Name:  Howard H. Karr
                                  Title: Executive Vice President and Chief
                                         Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.              Description
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
3(i)                     Certificate of Incorporation of BancWest Corporation
                         (formerly First Hawaiian, Inc.) is incorporated by
                         reference to Exhibit 3(i) to the Current Report on Form
                         8-K filed on November 5, 1998, as filed with the SEC
                         (File No. 0-7949).

3(ii)                    Amended and Restated By-Laws of BancWest Corporation
                         (formerly First Hawaiian, Inc.) is incorporated by reference to Exhibit 3(ii) to the Current Report on Form 8-K filed on November 5, 1998, as filed with the SEC (File No. 0-7949).

4(i)                     Standstill and Governance Agreement between First
                         Hawaiian, Inc. and Banque Nationale de Paris, dated as of November 1, 1998, is incorporated by reference to
                         Exhibit 4(i) to the Current Report on Form 8-K filed on
                         November 5, 1998, as filed with the SEC (File No.
                         0-7949).

4(ii)                    Registration Rights Agreement between First Hawaiian,
                         Inc. and Banque Nationale de Paris, dated as of November 1, 1998, is incorporated by reference to
                         Exhibit 4(ii) to the Current Report on Form 8-K filed on November 5, 1998, as filed with the SEC (File No.
                         0-7949).

23.1                     Consent of independent accountants -- PricewaterhouseCoopers LLP.

23.2                     Consent of independent accountants -- Deloitte & Touche LLP.

99.1                     Audited consolidated balance sheets as of December 31, 1997 and
                         December 31, 1996 and audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31,
                         1997, December 31, 1996 and December 31, 1995 of Old BancWest and
                         Subsidiary.

99.2                     Unaudited consolidated balance sheet as of September
                         30, 1998 and unaudited consolidated statements of income and cash flows for the nine-month interim periods ended September 30, 1998 and September 30, 1997 of Old BancWest and Subsidiary.

99.3 Unaudited pro forma combined balance sheet as of September 30, 1998 and unaudited pro forma combined statements of income for the nine-month interim period ended September 30, 1998 and for the year ended
                         December 31, 1997 of BancWest Corporation (formerly
                         First Hawaiian, Inc.) and Subsidiaries.